Exhibit 99.2

Forward-Looking Statements The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The forward-looking statements are subject to risks, uncertainties and assumptions, including, but not limited to, competitive pressures, demand for our products, the economy in general, inflation, consumer debt levels, the weather, and the potential adverse impact of recent military action in Iraq and the effect this action could have on consumer shopping patterns. The future results of the issuer may vary from the results expressed in, or implied by, the following forward-looking statements, probably to a material degree. For discussion of some of the important factors that could cause the issuer's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our annual report on Form 10-K, in particular, the "Risk Factors" section thereof. The Company undertakes no obligation to update or revise any forward-looking statements. Earnings per share exclude non-comparable items.

Overview Maynard Jenkins, Chairman and CEO

Investment Highlights Dominant auto parts aftermarket retailer in the Western U.S. Excellent industry fundamentals Innovative and industry-leading merchandising strategy Successfully completed financial turnaround 2002 Comparable store sales of 7% $182 million debt reduction in 18 months Generated $40.7 million free cash flow first six months fiscal 2003 Increased earnings per share by approximately 30% in 2002 Increased earnings per share from 81¢ to a forecasted $1.04 - $1.06 in 2003

CSK Auto's Evolution Three Brand Names = One Fully Integrated Operating Format Founded in 1969 Founded in 1917 Founded in 1947 1997: Acquisition of 82 Trak stores 1999: Acquisition of 86 Big Wheel Stores Acquisition of 194 Al's and Grand Auto Supply Stores WELL ESTABLISHED HIGH UNAIDED NAME RECOGNITION PREFERENCE TO ACQUIRE BECAUSE OF CRITICAL MASS AND ECONOMIES OF SCALE

AK 11 HI 9 CA 463 OR 48 WA 144 MT 10 ID 31 MN 57 WY 10 UT 38 AZ 98 NV 35 CO 67 NM 28 TX 14 ND 7 SD 4 WI 33 MI 1 Dominant Auto Parts Retailer in Western U.S. Most attractive markets in the U.S. #1 market share in 25 out of 28 geographic markets As of Aug 3, 2003 - 1,108 Stores

Attractive Industry Fundamentals Large addressable U.S. market Predictable growth(1): Do-It-Yourself ("DIY") growth: 1-2% Do-It-For-Me ("DIFM") growth: 3-4% Highly fragmented industry Industry is highly recession resilient Commercial Segment DIY Segment 62 36 DIFM Sales $78 Billion* DIY Sales $36 Billion (1) Source: AAIA, Department of Commerce/Bureau of Economic Analysis, Lang Marketing Resources, Leo J. Shapiro & Associates $114 Billion in 2002 * $78 Billion DIFM Sales does not include labor.

Long-Term Industry Growth Drivers Increasing number of total registered vehicles Increasing population of licensed drivers Increasing average age of vehicles Increasing number of miles driven per vehicle Growing number of light trucks and SUVs More Dollars Spent on Automotive Maintenance and Repairs Increasing Customer Count Rising Average Ticket

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 U.S. Vehicle Production 12.6 11.8 12.4 14.2 15.7 14.9 15.1 15.7 15.5 16.1 17.7 15.9 16.7 Licensed Drivers 168 170 175 174.5 176.5 177.5 179.5 182 185 187.2 190.625 191 Production in Millions Licensed Drivers in Millions Source: JD Power-LMC, 3Q01; U.S. Office of Highway Policy Information; Automotive News. Industry Is Entering "Sweet Spot" Rising Number of Licensed Drivers Increasing Number of Vehicles 7 Years and Older Now In Sweet Spot

Number of SUVs/Light Trucks Is Growing SUVs/Light Trucks (% of Light Vehicle Sales) Per Unit Automotive Aftermarket Part Demand 2002 SUVs/Light Trucks Require Higher Repair and Maintenance Dollars Source: The Lang Aftermarket Annual 2003 - Page 114; 2003 AAIA Factbook - Page 33. 1991 2001 2002 East 0.341 0.5 0.506 Cars SUVs/Light Trucks East 314 465

Growth Potential of Fragmented Industry 1996 2001 East 0.126 0.207 1996 2001 East 40000 39300 Automotive Aftermarket Consumer Electronics Home Improvement Toys East 0.207 0.4 0.45 0.52 Top 5 Automotive Aftermarket Retailers Market Share Total Automotive Aftermarket Stores Auto Aftermarket Is One of the Most Fragmented Hardlines Retailing Sectors Market Share of Top 5 Retailers

Consolidation & Industry Rationalization 1996 u Company # of Stores u 1. AutoZone 1,298 2. Advance Auto Parts 660 3. CSK Auto 566 4. Western Auto 560 5. Chief Auto 535 6. Pep Boys 506 7. O'Reilly Automotive 219 8. Discount Auto Parts 297 9. Trak Auto 282 10. Hi-Lo Automotive 194 Top 10 Retailers (As % of Total) 12.6% Total Auto Parts Stores 40,700 Improved Comparable Store Sales and ROC + Economies of Scale for Larger Players 2002 u Company # of Stores u 1. AutoZone 3,068 2. Advance Auto Parts 2,435 3. CSK Auto 1,109 4. O'Reilly Automotive 981 5. Pep Boys 629 6. Western Auto - 7. Chief Auto - 8. Discount Auto Parts - 9. Trak Auto - 10. Hi-Lo Automotive - Top 10 Retailers (As % of Total) 20.9% Total Auto Parts Stores 39,300 A C Q U I R E D

Experienced Management Team CSK Auto's Management Averages Over 28 Years in Retail Experience

Operations Overview Martin Fraser, President and COO

Proven Operating Strategy Sophisticated In-Store and Distribution Systems Superior Customer Experience Precision Pricing Strategy Convenient Locations Established Commercial Program Innovative Merchandising Strategy Broad Availability of Brand Name Products

Broad Availability of Brand Name Products Brakes Starters & Alternators Attractive Parts Mix Accessories Assortment Tools Filters Performance Chemicals

Innovative Merchandising Programs High performance products High margin impulse items New garage category Drive Comp Store Sales

First in the Industry Candy Soda Cordless Drills Work Benches Compressors

Hispanic Marketing Hispanic Publications Hispanic Inserts 70%+ Hispanic Markets Print Radio, TV, Outdoor Major Markets All Hispanic Markets

Superior Customer Service Attractive and convenient stores Customer service is an integral part of CSK Auto's culture

Increasing Commercial Sales Leverages existing infrastructure investments Highly successful national account program Increasing market share ($ in millions) Leverages existing infrastructure investments Highly successful national account program FY 1996 FY 1997 FY 1998 FY 1999 FY 2000 FY 2001 FY 2002 East 89.6 115.4 155.8 217.6 249.3 260.7 263

Precision Pricing Strategy Central pricing department sets pricing at individual store level Competitive pricing by individual store competition 5% price beat guarantee reinforces customer confidence Flexible Pricing Strategy Enhances Margins and Profitability

Fully-Automated Inventory System 258,000 SKUs on a same- day delivery basis 18,000 SKUs Up to 65,000 SKUs 250,000 SKUs 1,000,000 SKUs In Store Priority Parts Depots Next Day Parts On-Line Vendor Network Results in Broad Availability of Products for Our Customers

Highly Efficient Delivery System AK HI CA OR WA MO ID MN WY UT AZ NV CO NM TX ND SD WI MI Network of strategically located priority parts depots Lowest warehouse and distribution costs in the industry Regional Distribution Centers Priority Parts Depots Main Distribution Centers

Customer Friendly and Efficient Store- Level Systems Satellite communications network Comprehensive electronic parts catalog Surround store inventory Store to depot transfer system Investment in Systems Provide Significant Competitive Advantage

Financial Overview Don Watson, Chief Financial Officer

New Credit Facility New credit facility in June 2003 included: $325 million senior secured, asset-based facility $9.5 million redeemed in 11% senior notes 75 basis point reduction in interest rates Refinancing Has Resulted In Increased Liquidity and Improved Profitability

Operating Margin Expansion EBIT Margin (1) (1) Adjusted for certain items and extraordinary charges. Increasing Sales Base Improved Vendor Terms Better acquisition cost of inventory Leverage Fixed Cost Structure + + + Incremental 40 To 60 Basis Point EBIT Margin Improvement Opportunity Annually Fiscal '01 Fiscal '02 Fcst '03 6.2 7.6 8.2 +190 bps

Continuation of Margin Expansion Three year Growth Target 2003 - 2005 Comparable Store Sales Growth Approx 4% Gross Margin +40-50 bps annually Operating Margin +60-80 bps annually EPS +20% annually Free Cash Flow +$60mm annually Excluding non-comparable items 29

Accelerating Return on Capital Continue to increase inventory turns through disciplined inventory management Grow inventory slower than sales Extension of vendor payment terms Increasing margins Gross profit margins Operating margins Accelerating new store growth Between 20 - 30 new or relocated store openings in fiscal 2003 Between 40 - 50 new or relocated store openings in fiscal 2004 Company Goal to be the Low-Cost Operator

Improved Capitalization ($ in Millions) As of 2/3/02 As of 2/2/03 2Q 2003 Bank Debt $227.0 $202.0 $200.0 (1) 12% Senior Notes 275.4 281.1 276.7 11% Senior Sub. Notes 81.3 9.5 0.0 (2) Capital Leases & Other 38.1 35.8 34.7 7% Convertible Sub. Debentures 49.1 0.0 0.0 Total Debt $670.9 $528.4 $511.4 (3) Market Capitalization $397.8 $523.2 $761.8 Total Capitalization $1,068.7 $1,051.6 $1,273.2 Total Debt/Capitalization 62.8% 50.2% 40.2% (1) These notes were sold at an original-issue discount. The increase reflects accretion of that discount and the FMV of the rate swap (2) Other includes mortgage debt of $3.4 million, which is classified as Other Liabilities in the Company’s 10K (3) Stock price of $16.78, as of Oct 1, 2003, assuming 45.4 million shares outstanding

Positive Sales Growth Over Last Five Years 1998 1999 2000 2001 2002 2003 Fcst Sales 1004 1231 1452 1438 1506 1572.6 Consistent sales Growth $ Millions Total Sales Growth 19% 23% 16% 1% 5% 4% Comp Sales Growth 2% 4% 2% 1% 7% 4% (1) (1) Fifty third week was $26.0 million (1) $1.426

EBITDA Growth Results in Lower Debt Levels 1998 1999 2000 2001 2002 2003 Fcst Sales 103.9 148.9 156.9 131 150.2 162 $ Millions EBITDA Growth Results in Lower Debt Levels (1) (1) Adjusted for non-comparable items and extraordinary charges

Company Focus on Reducing Net Debt 2001 2002 2003 F Total Debt 670.9 528.4 445 Reduced Net Debt by $146 Million in the Last Year Forecasted Reduction of $226 Million 34% Reduction

Summary Historical Performance Excluding non-comparable items 2001 2002 2003 F 2Q 2002 2Q 2003 Sales $1,438.6 $1,506.6 $1,572.6 $398.3 $418.5 % Comp Store Growth 1% 7% 4% 7% 6% Gross Profit $671.1 $700.2 $744.9 $182.1 $193.7 % of Sales 46.6% 46.5% 47.4% 45.7% 46.3% SGA $581.2 $585.6 $616.2 $152.8 $158.5 % of Sales 40.4% 38.9% 39.2% 38.4% 37.9% Operating Income $93.2 $114.6 $128.7 $29.3 $35.2 % Margin 6.4% 7.6% 8.2% 7.4% 8.4% Net Income $17.6 $34.2 $47.3 $8.8 $13.5 EPS $0.62 $0.81 $1.04 $0.22 $0.30 Shares Outstanding 28.4 42.3 45.6 40.8 45.2 EBITDA $131.0 $150.2 $161.2 $38.2 $43.9 2003F reflects the impact of EITF 2-16. 35

Key Statistics Continued Solid Growth 2001 2002 2003 F Inventory (FIFO) 527.6 544.6 540.0 Operating Cash Flow -7.9 40.3 75.6 Capital Expenditures 12.2 9.6 15.7 Free Cash Flow -20.1 30.7 70.0 Cash Interest 56.6 54.9 47.4 $90 million improvement in free cash flow 36

Corporate Governance Institutional Shareholder Services ranks CSK Auto at top relative to others in Russell 3000 and S&P retailing industry group Formalized Corporate Governance Practices Corporate Governance Guidelines Public Disclosure Guidelines Insider Trading Policy Nominating & Corporate Governance Committee Charter Audit Committee Charter & Pre-Approval Policy

Investment Highlights Dominant auto parts aftermarket retailer in the Western U.S. Excellent industry fundamentals Innovative and industry-leading merchandising strategy Successfully completed financial turnaround 2002 Comparable store sales of 7% $182 million debt reduction in 18 months Generated $40.7 million free cash flow first six months fiscal 2003 Increased earnings per share by approximately 30% in 2002 Increased earnings per share from 81¢ to a forecasted $1.04 - $1.06 in 2003

Reconciliation of EBITDA and Net Income Without Comparable Items to GAAP Net Income 2Q 2Q 2001 2002 2002 2003 GAAP Net Income (17.2) 21.8 4.1 10.8 Income tax benefit (expense) (8.9) 14.8 1.8 6.8 Extraordinary loss 3.1 3.7 GAAP income before income taxes and extraordinary items (23.0) 40.3 5.9 17.6 Non-comparable items: Restructuring charges 44.8 Legal settlement 2.0 Transition and integration expenses 0.2 Loss on sale of fixed assets 1.2 Bankruptcy of large customer 1.5 Excess interest expense 0.5 1.7 0.5 Excess workers' compensation expenses (prior year claims) 4.9 Supplemental executive retirement program (prior year chge) 1.5 Additional restructuring charge for closed stores 4.4 Loss on sale of Texas stores 0.8 0.8 Secondary offering costs 0.4 0.3 Loss on debt retirement 6.0 4.3 Income tax at estimated rate (9.6) (19.8) (4.7) (8.4) Comparable net income 17.6 34.2 8.8 13.5 Add back Interest 61.1 60.6 16.2 13.3 Taxes 9.6 19.8 4.7 8.4 Depreciation 32.8 31.8 8.0 7.7 Amortization 8.3 3.8 0.9 1.0 Closed store and other adjustments 1.6 (0.4) Comparable EBITDA 131.0 150.2 38.2 43.9 Comparable net income 17.6 34.2 Interest 61.1 60.6 Taxes 9.6 19.8 EBIT 88.3 114.6 Net Sales 1,438.6 1,506.6 EBIT Margin (EBIT/Net Sales) 6.1% 7.6% 39

Reconciliation of Cash Flows and Cash Interest As of Free Cash Flows Q 2 2001 2002 2003 Cash Flow from operations (7.9) 35.9 45.5 Premium paid on debt retirement 4.4 Subtract Capital Expenditures (12.2) (9.6) (4.8) Adjusted free cash flow (20.1) 30.7 40.7 Cash Interest Interest Expense 61.6 62.3 Convertible note interest (1.2) (1.1) Original issue discount on 12% notes (0.4) (3.3) Interest expensed not paid (3.4) (3.0) Cash Interest 56.6 54.9 40

This presentation is available at our website www.cskauto.com Click "Company," then click "Investor Info," then "Fiscal 2003 Q2 Investor Presentation"